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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): APRIL 12, 2001
                                                          --------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







              DELAWARE                                          1-12297                                 22-3086739
              --------                                          -------                                 ----------
  (State or Other Jurisdiction of Incorporation)         (Commission File Number)          (IRS Employer Identification Number)


       13400 OUTER DRIVE WEST                                                                              48239
       ----------------------                                                                              -----
            DETROIT, MI                                                                             (Including Zip Code)
            -----------
  (Address of Principal Executive
              Offices)






                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)










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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated April 12, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On April 12, 2001, United Auto Group, Inc. issued a press release announcing that it will host a conference call discussing financial results for its first quarter 2001 on Monday, April 23rd, at 2:00 p.m. ET/1:00 p.m. CT/12:00 p.m. MT/11:00 a.m. PT. The call will follow the release earlier that morning of first quarter 2001 earnings for United Auto Group. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     April 16, 2001            UNITED AUTO GROUP, INC.


                                     By: /s/ Robert H. Kurnick, Jr.
                                         ---------------------------------------
                                             ROBERT H. KURNICK, JR.
                                     Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


     EXHIBIT            DESCRIPTION OF EXHIBIT                  SEQUENTIAL PAGE
     NUMBER                                                         NUMBER

   EXHIBIT 99.1           Press Release of United
                          Auto Group, Inc., dated
                          April 12, 2001